UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2009

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2009, the Board of Directors (the “Board”) of Infinera Corporation (the “Company”) appointed Thomas J. Fallon, the Company’s Chief Operating Officer, as a Class I director to serve on the Board until the Company’s Annual Meeting of Stockholders in 2011 and until his successor is duly elected and qualified. Mr. Fallon was appointed to the Board in connection with his transition to the position of President and Chief Executive Officer of the Company upon the resignation of Jagdeep Singh, effective December 31, 2009. More information about Mr. Fallon is available in the Company’s Annual Report on Form 10-K for the year ended December 27, 2008, filed with the Securities and Exchange Commission on February 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: July 30, 2009	By:	/s/ Michael O. McCarthy III
Michael O. McCarthy III
Chief Legal Officer